UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934.

Date of Report (Date of earliest event reported): July 20, 2010

Rosetta Resources Inc.

(Exact name of registrant as specified in its charter)

DE	000-51801	43-2083519
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

717 Texas, Suite 2800 Houston, TX		77002
(Address of principal executive offices)		(Zip Code)

713-335-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

Rosetta Resources Inc. (“Rosetta”) is filing this Current Report on Form 8-K to provide (i) revised audited financial statements at December 31, 2009 and for each of the three years in the period ended December 31, 2009 (attached as Exhibit 99.1) which financial statements have been revised to include Note 17, “Guarantor Subsidiaries,” and (ii) revised unaudited consolidated interim financial statements at March 31, 2010 and for the three months ended March 31, 2010 (attached as Exhibit 99.2) which financial statements have been revised to include Note 14, “Guarantor Subsidiaries,” in each case to add certain disclosures described below.

Rosetta contemplates the filing of a registration statement on Form S-4 on or about July 20, 2010. Securities being registered under the registration statement are debt securities guaranteed by Rosetta’s wholly-owned subsidiaries. Rosetta is subject to the requirements of Rule 3-10 of Regulation S-X regarding financial statements of guarantors and issuers of guaranteed securities registered or being registered. As permitted by Note 1 to Rule 3-10(f), Rosetta is meeting the requirements of this rule by adding Note 17 to the Notes to Consolidated Financial Statements at December 31, 2009 and for each of the three years in the period ended December 31, 2009 and Note 14 to the Notes to Consolidated Financial Statements at March 31, 2010 and for the three months ended March 31, 2010. Rosetta, as the parent company, has no independent assets or operations. The guarantees registered under the registration statement are full and unconditional and joint and several, and any subsidiaries of Rosetta other than the subsidiary guarantors are minor. In addition, there are no restrictions on the ability of Rosetta to obtain funds from its subsidiaries by dividend or loan. Finally, none of Rosetta’s subsidiaries has restricted assets that exceed 25% of net assets as of the most recent fiscal year which may not be transferred to Rosetta in the form of loans, advances or cash dividends by the subsidiaries without the consent of a third party.

This report should be read in conjunction with Rosetta’s Annual Report on Form 10-K for the year ended December 31, 2009 and Quarterly Report on Form 10-Q for the quarter ended March 31, 2010, as well as Rosetta’s other filings with the Securities and Exchange Commission.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

23.1	Consent of PricewaterhouseCoopers LLP.

99.1	Item 8 – Financial Statements and Supplementary Data of Annual Report on Form 10-K for the year ended December 31, 2009.

99.2	Item 1 – Financial Statements of Quarterly Report on Form 10-Q for the quarter ended March 31, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 20, 2010	ROSETTA RESOURCES INC.

	By:	/s/ Michael J. Rosinski
Michael J. Rosinski
Executive Vice President, Chief Financial Officer and Treasurer

Exhibit Index

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers LLP.

99.1	Item 8 – Financial Statements and Supplementary Data of Annual Report on Form 10-K for the year ended December 31, 2009.

99.2	Item 1 – Financial Statements of Quarterly Report on Form 10-Q for the quarter ended March 31, 2010.